Derivatives	12 Months Ended
Dec. 31, 2023
Derivatives [Abstract]
Derivatives

Note 10 — Derivatives

Derivative financial instruments used for trading purposes are carried at fair value. Fair values for exchange-traded derivatives, principally futures and certain options, are based on quoted market prices. Fair values for OTC derivative financial instruments, principally CFDs are based on spot exchange rates broadly distributed in active markets, OTC option contracts are based on stock price and stock volatility.

Factors taken into consideration in estimating the fair value of OTC derivatives include market liquidity, concentrations, and funding and administrative costs incurred.

The Group does not apply hedge accounting as defined in ASC 815, because all financial instruments are recorded at fair value with changes in fair values reflected in earnings. Therefore, certain of the disclosures required under ASC 815 are generally not applicable with respect to these financial instruments.

As discussed in Note 1, the Group’s derivative trading activity primarily relates to situations where it assumes the role of a market maker or a counter party in its customers’ CFD and OTC stock options transactions. If the CFD trades of one customer can be used to naturally hedge and offset the trades of another customer, the Group will act as the market maker to offer liquidity and pricing to both customers. When such an offsetting is not available, the Group may choose to use its own trades to hedge and offset the CFD trades of its customer. As for the OTC stock options transactions, the Group may choose to purchase the same options back-to-back from the third party option issuers for offsetting.

The contractual amounts related to CFDs and OTC stock options reflect the volume and activity and generally do not reflect the amounts at risk. The fair value of the asset or liability is the best indicator of the Group’s risk. The credit risk for the CFDs and OTC option contracts is limited to the unrealized fair value changes of gains (losses) recorded in the balance sheets. Market risk is substantially dependent upon the value of the underlying assets and is affected by market forces such as volatility and changes in interest and foreign exchange rates.

A summary of the Group’s open positions at December 31, 2023 is as follows:

Description	Fair Value of Asset	Fair Value of Liability	Net Amount
OTC stock option contracts	$1,801,095	$(3,009,166)	$(1,208,071)
	$1,801,095	$(3,009,166)	$(1,208,071)

A summary of the Group’s open positions at December 31, 2022 is as follows:

Description	Fair Value of Asset	Fair Value of Liability	Net Amount
Stock Indices CFDs	54	-	54
	$54	$-	$54

The Group elects the alternative disclosure for gains and losses on derivative instrument included in its trading activities, and discloses gains and losses on its trading activities (including both derivative instruments and nonderivative instruments) separately by major type of items as required by ASC 815-10-50-4F, see Note 3 above.

Offsetting Arrangements

Financial assets and financial liabilities are offset and the net amount is reported in the consolidated balance sheets if each of the two parties owe each other determinable amounts, there is a currently enforceable legal right to offset the recognized amounts and there is an intention to settle on a net basis, or to realize the assets and settle the liabilities simultaneously.

Concentrations of Credit Risk

The Group is engaged in various trading and brokerage activities in which counterparties primarily include broker-dealers, individuals, and other financial institutions. In the event counterparties do not fulfil their obligations, the Group may be exposed to risk. The risk of default depends on the creditworthiness of the counterparty or issuer of the instrument. It is the Group’s policy to review, as necessary, the credit standing of each counterparty.